UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 16, 2024

(Date of earliest event reported)

VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-9025 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

8310 S Valley HWY, Suite 300, Englewood, colorado 80112

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (720) 981-1185

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VGZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement

On January 16, 2024, the Registrant entered into an Independent Contractor Services Agreement (the “Contractor Agreement”) with John W. Rozelle, former Senior Vice President of the Registrant. The Contractor Agreement is effective from January 1, 2024 (“Effective Date”). Mr. Rozelle shall provide transitional technical services as requested by the Registrant and act as a qualified person related to technical studies. The Contractor Agreement is for a term of one year from the Effective Date. Mr. Rozelle will be compensated at the rate of $225 per hour for services rendered under the Contractor Agreement, with a minimum commitment of 200 hours during the first six months from the Effective Date and otherwise as requested by the Registrant and mutually agreed by Mr. Rozelle.

The Contractor Agreement provides for a success payment of $360,000 to Mr. Rozelle (“Success Payment”) in the event the Registrant enters into a binding agreement before July 1, 2024 for a transaction that results in a change of control as defined in Mr. Rozelle’s prior employment agreement (“Change of Control”). In the event of a Change of Control, the Contractor Agreement will immediately terminate and the Success Payment will be due to Mr. Rozelle within 30 days.

Under the Registrants’ long-term or short-term incentive plans, Mr. Rozelle will be entitled to the vesting of any awards granted relative to personal or corporate performance for the entirety of 2023 and the award associated with the 2-year share price performance ending in March 2024 in its entirety, but not the 2-year share price performance award vesting in 2025.

The foregoing is a summary description of the terms and conditions of the Contractor Agreement and is qualified in its entirety by reference Contractor Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01  Exhibits

Exhibit Number	Description
10.1*	Independent Contractor Services Agreement effective January 1, 2024, by and between John W. Rozelle and Vista Gold Corp.
104	Cover Page Interactive Data File––the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

* - Portions of this Exhibit (indicated with [***]) have been omitted pursuant to Item 601(b)(10)(iv) as the registrant has determined that (i) the omitted information is not material and (ii) the omitted information is the type that the Registrant treats as private or confidential.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISTA GOLD CORP. (Registrant)
Dated: January 16, 2024	By: /s/ Frederick H. Earnest Frederick H. Earnest President and Chief Executive Officer